                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                         10 1/2% SENIOR NOTES DUE 2008

                                       OF

                              SCHUFF STEEL COMPANY
                                  PURSUANT TO

                         PROSPECTUS DATED JULY 21, 1998



 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 28,
  1998, UNLESS EXTENDED. TENDERS OF 10 1/2% SENIOR NOTES DUE 2008 MAY ONLY BE
   WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND HEREIN.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:


                         HARRIS TRUST AND SAVINGS BANK



By Registered or Certified Mail:  Facsimile, Transmission Number:      By Hand or Overnight Delivery:
 Harris Trust and Savings Bank    (For Eligible Institutions Only)     Harris Trust and Savings Bank
    c/o Harris Trust Company               (212) 701-7636                 c/o Harris Trust Company
          of New York                    Confirm Receipt of                     of New York
         P.O. Box 1010                Facsimile by Telephone:                  88 Pine Street
      Wall Street Station                  (212) 701-7624                        19th Floor
    New York, NY 10268-1010                                                  New York, NY 10005


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

---------------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF OUTSTANDING NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL PRINCIPAL
                                                                                                                 AMOUNT OF
                                                                                       TOTAL PRINCIPAL          OUTSTANDING
                                                                                      AMOUNT REPRESENTED       NOTES TENDERED
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)                                      BY CERTIFICATE(S)     (MUST BE IN INTEGRAL
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                                        (IF ENCLOSING           MULTIPLES OF
          NAME(S) APPEAR(S) ON OUTSTANDING NOTES)            CERTIFICATE NUMBER(S)      CERTIFICATES)            $1,000)(A)
---------------------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                     Total
---------------------------------------------------------------------------------------------------------------------------------
 (a) Unless indicated in the column labeled "Total Principal Amount of Outstanding Notes Tendered," any tendering Holder of
     Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled
     "Total Principal Amount Represented by Certificate(s)."
      If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
      The minimum permitted is $1,000 in principal amount of Outstanding Notes. All other tenders must be integral multiples of
     $1,000.
---------------------------------------------------------------------------------------------------------------------------------

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS, DATED JULY 21, 1998 (THE "PROSPECTUS"), OF SCHUFF STEEL COMPANY, A DELAWARE CORPORATION (THE "COMPANY"), RELATING TO THE OFFER (THE "EXCHANGE OFFER") OF THE COMPANY, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN AND THE INSTRUCTIONS HERETO, TO EXCHANGE $1,000 PRINCIPAL AMOUNT OF ITS 10 1/2% SENIOR NOTES DUE 2008 (THE "EXCHANGE NOTES") FOR EACH $1,000 PRINCIPAL AMOUNT OF ITS OUTSTANDING 10 1/2% SENIOR NOTES DUE 2008 (THE "OUTSTANDING NOTES"), OF WHICH $100 MILLION AGGREGATE PRINCIPAL AMOUNT IS OUTSTANDING. THE MINIMUM PERMITTED TENDER IS $1,000 PRINCIPAL AMOUNT OF OUTSTANDING NOTES, AND ALL OTHER TENDERS MUST BE IN INTEGRAL MULTIPLES OF $1,000.


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The Exchange Offer will expire at 5:00 p.m., New York City time, on August 28, 1998 (the "Expiration Date"), unless extended.


     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

     This Letter of Transmittal should be used only to exchange the Outstanding Notes, pursuant to the Exchange Offer as set forth in the Prospectus.

     This Letter of Transmittal is to be used (a) if Outstanding Notes are to be physically delivered to the Exchange Agent or (b) if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose Outstanding Notes are not available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent by 5:00 p.m. on the Expiration Date nevertheless may tender their Outstanding Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OUTSTANDING NOTES FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

     HOLDERS WHO WISH TO EXCHANGE THEIR OUTSTANDING NOTES MUST COMPLETE ALL THE COLUMNS IN THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ON THE PRIOR PAGE, COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY" AND SIGN WHERE INDICATED BELOW.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS AND HEREIN.

                               METHOD OF DELIVERY

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: __________________________________________

     Account Number: ________________   Transaction Code Number: _____________
______________________________________________________________________________

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):

     Name(s) of Registered Holder(s):
     _____________________________________________________________

     Window Ticket Number (if any):
     _____________________________________________________________

     Date of Execution of Notice of Guaranteed Delivery:
     ___________________________________________________

     Name of Eligible Institution which Guaranteed Delivery:
     _______________________________________________________

     IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, PROVIDE THE FOLLOWING
     INFORMATION:

     [ ]  The Depository Trust Company

     Account Number: _______________   Transaction Code Number: ______________
______________________________________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _________________________________________________________________________

Address: ______________________________________________________________________


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated in the box entitled "Description of Outstanding Notes Tendered." Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Outstanding Notes, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of such Outstanding Notes for exchange pursuant to the Exchange Offer, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer, and (c) present such Outstanding Notes for transfer on the register for such Outstanding Notes.


     The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Outstanding Notes or the Exchange Notes. If a market for the Exchange Notes should develop, the Exchange Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Exchange Notes on a national securities exchange and that there can be no assurance that an active market for the Exchange Notes will develop.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired as a result of market-making activities or other trading activities and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OUTSTANDING NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.

     The undersigned represents that (a) it is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of the Guarantors (as defined in the Prospectus), (b) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes, and (c) it is acquiring the Exchange Notes in the ordinary course of business.

     The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Exchange Offer, (b) the undersigned has a net long position within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4") equal to or greater than the principal amount of Outstanding Notes tendered hereby, (c) the tender of such Outstanding Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (d) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and (e) when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Outstanding Notes tendered hereby cannot be withdrawn.

     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that by tendering Outstanding Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued up to the date of issuance of the Exchange Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Outstanding Notes not validly tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Outstanding Notes not validly tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions' to transfer any Outstanding Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

     All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X _____________________________________________________   _________________________________________________, 1998

X _____________________________________________________   _________________________________________________, 1998
                 SIGNATURE(S) OF OWNER                                              DATE

Area code and Telephone Number ________________________________________________

     If a Holder is tendering any Outstanding Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):_______________________________________________________________________

_______________________________________________________________________________
                             (PLEASE TYPE OR PRINT)


Capacity: _____________________________________________________________________

_______________________________________________________________________________


Address: ______________________________________________________________________

_______________________________________________________________________________
                              (INCLUDING ZIP CODE)


                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution: ___________________________
                                                      (AUTHORIZED SIGNATURE)

_______________________________________________________________________________
                                    (TITLE)

_______________________________________________________________________________
                                (NAME AND FIRM)

Dated: ___________________________ , 1998

          ____________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

        To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be issued in the name of someone other than the undersigned, or if Outstanding Notes are to be returned by credit to an account maintained by the Book_Entry Transfer Facility.

   Issue (check appropriate box)
   [  ]  Exchange Notes to:
   [  ]  Outstanding Notes to:

   Name: ___________________________________________________
                            (PLEASE PRINT)

   Address: ________________________________________________

            ________________________________________________
                               ZIP CODE

            ________________________________________________
                     TAXPAYER IDENTIFICATION NUMBER


                        (YOU MUST ALSO COMPLETE
                       SUBSTITUTE FORM W_9 BELOW.)

   Credit unaccepted Outstanding Notes tendered by book_entry transfer to:

   [  ]  The Depository Trust Company account set forth below

          ____________________________________________________________
                              (DTC ACCOUNT NUMBER)
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

        To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be sent to someone other than undersigned at an address other than that shown above.

   Deliver (check appropriate box)
   [  ]  Exchange Notes to:
   [  ]  Outstanding Notes to:

   Name: ____________________________________________________
                             (PLEASE PRINT)

   Address: _________________________________________________

            _________________________________________________
                                 ZIP CODE

            _________________________________________________
                    TAXPAYER IDENTIFICATION NUMBER

                         (YOU MUST ALSO COMPLETE
                       SUBSTITUTE FORM W_9 BELOW.)

            _________________________________________________

           INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
                     OF THE OFFER AND THE SOLICITATION

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or facsimile thereof), duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal. If the beneficial owner of any Outstanding Notes is not the registered holder, then such person may validly tender his or her Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. OUTSTANDING NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER.

     SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If a holder desires to tender Outstanding Notes and such holder's Outstanding Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Outstanding Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a) the tender is made through an Eligible Institution (as defined herein);

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby, and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Outstanding Notes to be tendered in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three business days after the Expiration Date.

     2. WITHDRAWAL OF TENDERS. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

     To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange, (b) specify the name of the person who tendered the Outstanding Notes, (c) contain the description of the Outstanding Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the aggregate principal amount represented by such Outstanding Notes and (d) be signed by the holder of such Outstanding Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Outstanding Notes have been tendered (a) by a registered holder of Outstanding Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Notes tendered by delivery of certificates for such Outstanding Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Outstanding Notes. Withdrawals may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time on or prior to the applicable Expiration Date.

     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required unless Exchange Notes are to be issued, or certificates for any untendered principal amount of Outstanding Notes are to be reissued, to a person other than the registered holder.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificates(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s).

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Except as described below, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Outstanding Notes tendered pursuant hereto are tendered (a) by a registered holder of Outstanding Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each as "Eligible Institutions").

     Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box the name and address to which certificates for Exchange Notes and/or substitute certificates evidencing Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5. TAX IDENTIFICATION NUMBER WITHHOLDING. Federal income tax law of the United States requires that a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange provide the Company with the holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Outstanding Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31% of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, an exchanging holder of Outstanding Notes must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Outstanding Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not yet been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that such holder is no longer subject to backup withholding.

     Certain exchanging holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders other than foreign individuals (e.g., corporations) should certify, in accordance with the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. Foreign individuals should complete and provide Form W-8 to indicate their foreign status.

     6. TRANSFER TAXES. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the Exchange Notes are to be issued to any person other than the holder of the Outstanding Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Outstanding Notes for exchange and the Exchange Offer is not consummated, certificates representing the Outstanding Notes will be returned to the holders at the Company's expense.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

     7. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     8. PARTIAL TENDERS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the total principal amount of Outstanding Notes which are tendered in the appropriate box on the cover entitled "Description of Outstanding Notes Tendered." In the case of partial tenders, new certificates representing the Outstanding Notes in fully registered form for the remainder of the principal amount of the Outstanding Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the first page of this Letter of Transmittal.

--------------------------------------------------------------------------------

                                                          PAYER'S NAME:
=================================================================================================================================
 SUBSTITUTE                         Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
 FORM W-9                           CERTIFY BY SIGNING AND DATING BELOW.                       ------------------------------
 DEPARTMENT OF THE TREASURY                                                                    Social Security Number
 INTERNAL REVENUE SERVICE
                                                                                               or
                                                                                               ------------------------------
                                                                                               Employer Identification
                                                                                               Number
                                   ---------------------------------------------------------------------------------------------
                                    Part 2 -- Certification -- Under penalties of perjury, I
                                    certify that:
                                    (1) The number shown on this form is my correct Taxpayer
                                        Identification Number (or I am waiting for a number to
                                        be issued to me) and
                                    (2) I am not subject to backup withholding because (a) I
                                        am exempt from backup withholding or (b) I have not
                                        been notified by the Internal Revenue Service (the
                                        "IRS") that I am subject to backup as a result of
                                        failure to report all interest or dividends or (c) the
                                        IRS has notified me that I am no longer subject to
                                        backup withholding.
                                   ---------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR                Certification Instructions -- You must cross out item (2) in Part 2 above if you have been
 TAXPAYER IDENTIFICATION            notified by the IRS that you are subject to backup withholding because of under reporting
 NUMBER (TIN)                       interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.

                                   ---------------------------------------------------------------------------------------------

                                    Signature ----------------------------------------- Date------------------------- , 1998
                                   -------------------------------------------------------------------------------------------
                                    Name (Please Print)
---------------------------------------------------------------------------------------------------------------------------------

 Part 3 -- Awaiting TIN [ ]

                                                      --------------------------

                                                       Part 4 -- Exempt [ ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
               IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------------
                Signature                                                   Date
                                            Date -------------------------, 1998

------------------------------------------
           Name (Please Print)

                         NOTICE OF GUARANTEED DELIVERY
                             TO TENDER FOR EXCHANGE
                         10 1/2% SENIOR NOTES DUE 2008

                                       OF

                              SCHUFF STEEL COMPANY
                                  PURSUANT TO

                         PROSPECTUS DATED JULY 21, 1998



     This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the offer (the "Exchange Offer") of Schuff Steel Company, a Delaware corporation (the "Company"), to exchange $1,000 principal amount of its 10 1/2% Senior Notes due 2008 for each $1,000 principal amount of its outstanding 10 1/2% Senior Notes due 2008 (the "Outstanding Notes") if (a) certificates representing the Outstanding Notes are not immediately available or
(b) time will not permit the Outstanding Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date. This form may be delivered by an Eligible Institution (as defined) by mail or hand delivery, or transmitted via facsimile, telegram or telex, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus dated July 21, 1998 (the "Prospectus").


     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OUTSTANDING NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF OUTSTANDING NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 28, 1998, UNLESS EXTENDED. TENDERS OF 10 1/2% SENIOR NOTES DUE 2008 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.


                   THE EXCHANGE AGENT FOR THE EXCHANGE OFFER:


                         HARRIS TRUST AND SAVINGS BANK



         By Registered or Certified Mail:                     By Hand or Overnight Delivery:
           Harris Trust and Savings Bank                       Harris Trust and Savings Bank
             c/o Harris Trust Company                            c/o Harris Trust Company
                    of New York                                         of New York
                   P.O. Box 1010                                      88 Pine Street
                Wall Street Station                                     19th Floor
              New York, NY 10268-1010                               New York, NY 10005
                                    Facsimile, Transmission Number:
                                   (For Eligible Institutions Only)
                                            (212) 701-7636
                                          Confirm Receipt of
                                        Facsimile by Telephone:
                                            (212) 701-7624


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, TELEGRAM OR TELEX, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     Subject to and effective upon acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Outstanding Notes tendered hereby. In the event of a termination of the Exchange Offer, the Outstanding Notes tendered pursuant thereto will be returned promptly to the tendering Outstanding Note holder.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and the Letter of Transmittal, has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or
Authorized Signatory:                       Address(es): -----------------------------

------------------------------------------  ------------------------------------------

------------------------------------------  ------------------------------------------

Name(s) of Registered Holder(s):            Area Code and Telephone No.:

------------------------------------------  ------------------------------------------

------------------------------------------

Principal Amount of Outstanding Notes       If Outstanding Notes will be delivered by
  Tendered:                                 a book-entry transfer, provide the
                                            following information

------------------------------------------

Certificate No(s) of Outstanding Notes      Transaction Code No.: --------------------
(if available)

------------------------------------------  Depository Account No.: ------------------

This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as their name(s) appear(s) on the Outstanding Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): ----------------------------------------------------------------------

Capacity: ---------------------------------------------------------------------

-------------------------------------------------------------------------------

Address(es): ------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"), hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Outstanding Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a Book-Entry Transfer Facility) and all other required documents will be deposited by the undersigned with the Exchange Agent at one of its addresses set forth above.

Name of Firm: ------------------------------------
                                                       -----------------------------------------------------
                                                                                        Authorized Signature

Address: -----------------------------------------      Name: ----------------------------------------------

                                                        Title: ---------------------------------------------

Area Code and Telephone No.: ------------------         Date: ----------------------------------------------

DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                              SCHUFF STEEL COMPANY

                               OFFER TO EXCHANGE
                         10 1/2% SENIOR NOTES DUE 2008
                          FOR ANY AND ALL OUTSTANDING
                         10 1/2% SENIOR NOTES DUE 2008


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 28, 1998, UNLESS EXTENDED. TENDERS OF 10 1/2% SENIOR NOTES DUE 2008 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.


                                                                          , 1998

To Our Clients:


     Enclosed for your consideration is the Prospectus dated July 21, 1998 (the "Prospectus") and the related Letter of Transmittal and instructions thereto (the "Letter of Transmittal") in connection with the offer (the "Exchange Offer") of Schuff Steel Company, a Delaware corporation ("the Company"), to exchange $1,000 principal amount of its 10 1/2% Senior Notes due 2008 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 10 1/2% Senior Notes due 2008 (the "Outstanding Notes").


     Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

     WE ARE THE REGISTERED HOLDER OF OUTSTANDING NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH OUTSTANDING NOTES CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER OUTSTANDING NOTES HELD BY US FOR YOUR ACCOUNT.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Outstanding Notes held by us for your account pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us to tender your Outstanding Notes.


     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offer. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 28, 1998 (THE "EXPIRATION DATE"), UNLESS EXTENDED. Outstanding Notes tendered pursuant to the Exchange Offer may only be withdrawn under the circumstances described in the Prospectus and the Letter of Transmittal.


     Your attention is directed to the following:

          1. The Exchange Offer is for the entire aggregate principal amount of Outstanding Notes.

          2. Consummation of the Exchange Offer is conditioned upon the conditions set forth in the Prospectus under the caption "The Exchange Offer --Conditions."

          3. Tendering holders may withdraw their tender at any time until the Expiration Date.

          4. Any transfer taxes incident to the transfer of Outstanding Notes from the tendering holder to the Company will be paid by the Company, except as provided in the Prospectus and the instructions to the Letter of Transmittal.

          5. The Exchange Offer is not being made to (nor will the surrender of Outstanding Notes for exchange be accepted from or on behalf of) holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

          6. The acceptance for exchange of Outstanding Notes validly tendered and not validly withdrawn and the issuance of Exchange Notes will be made as promptly as practicable after the Expiration Date. However, subject to rules promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company expressly reserves the right to delay acceptance of any of the Outstanding Notes or to terminate the Exchange Offer and not accept for purchase any Outstanding Notes not theretofore accepted if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions" shall not have been satisfied or waived by the Company.

          7.  The Company expressly reserves the right, in its sole discretion,
     (i) to delay accepting any Outstanding Notes, (ii) to extend the Exchange Offer, (iii) to amend the terms of the Exchange Offer or (iv) to terminate the Exchange Offer. Any delay, extension, amendment or termination will be followed as promptly as practicable by oral or written notice to the Exchange Agent and the Company will mail to the registered holders an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Except as otherwise provided in the Prospectus, withdrawal rights with respect to Outstanding Notes tendered pursuant to the Exchange Offer will not be extended or reinstated as a result of an extension or amendment of the Exchange Offer.

          8. Consummation of the Exchange Offer may have adverse consequences to non-tendering Outstanding Note holders, including that the reduced amount of Outstanding Notes as a result of the Exchange Offer may adversely affect the trading market, liquidity and market price of the Outstanding Notes.

     If you wish to have us tender any or all of the Outstanding Notes held by us for your account, please so instruct us by completing, executing and returning to us the instruction form that follows.

                              SCHUFF STEEL COMPANY

                   INSTRUCTIONS REGARDING THE EXCHANGE OFFER
                              WITH RESPECT TO THE
                         10 1/2% SENIOR NOTES DUE 2008

     THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF YOUR LETTER AND THE ENCLOSED DOCUMENTS REFERRED TO THEREIN RELATING TO THE EXCHANGE OFFER OF THE COMPANY.

     THIS WILL INSTRUCT YOU WHETHER TO TENDER THE PRINCIPAL AMOUNT OF OUTSTANDING NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

Box 1  [  ]  Please tender the Outstanding Notes held by you for my account, as indicated below.

Box 2  [  ]  Please do not tender any Outstanding Notes held by you for my account.

Date:                    , 1998

Principal Amount of Outstanding Notes to be Tendered:

$                                                                              *
------------------------------------------------------
(must be in the principal amount of $1,000 or an integral multiple thereof)
------------------------------------------------------

------------------------------------------------------
Signature(s)

------------------------------------------------------

------------------------------------------------------
                           Please print name(s) here

------------------------------------------------------
Please type or print address

------------------------------------------------------
Area Code and Telephone Number

------------------------------------------------------
Taxpayer Identification or Social Security Number

------------------------------------------------------
My Account Number with You

---------------

* UNLESS OTHERWISE INDICATED, SIGNATURE(S) HEREON BY BENEFICIAL OWNER(S) SHALL CONSTITUTE AN INSTRUCTION TO THE NOMINEE TO TENDER ALL OUTSTANDING NOTES OF SUCH BENEFICIAL OWNER(S).

                         HARRIS TRUST AND SAVINGS BANK


                      C/O HARRIS TRUST COMPANY OF NEW YORK


                                 P.O. BOX 1010


                              WALL STREET STATION


                            NEW YORK, NY 10268-1010


                              SCHUFF STEEL COMPANY

                               OFFER TO EXCHANGE

                         10 1/2% SENIOR NOTES DUE 2008
                          FOR ANY AND ALL OUTSTANDING
                         10 1/2% SENIOR NOTES DUE 2008


   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 28, 1998, UNLESS EXTENDED. TENDERS OF 10 1/2% SENIOR NOTES DUE 2008 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.


To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:


     We have been appointed by Schuff Steel Company, a Delaware corporation (the "Company"), to act as the Exchange Agent in connection with the offer (the "Exchange Offer") of the Company to exchange $1,000 principal amount of its 10 1/2% Senior Notes due 2008 (the "Exchange Notes") for each $1,000 principal amount of its 10 1/2% Senior Notes due 2008 (the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Prospectus dated July 21, 1998 (the "Prospectus") and in the related Letter of Transmittal and the instructions thereto (the "Letter of Transmittal").


     Enclosed herewith are copies of the following documents:

          1. The Prospectus;

          2. The Letter of Transmittal for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined);

          4. A form of letter which may be sent to your clients for whose account you hold the Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

          5. A return envelope addressed to the Exchange Agent.


     PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 28, 1998 (THE "EXPIRATION DATE"), UNLESS EXTENDED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.


     The Company will not pay any fees or commission to any broker or dealer or other person (other than to the Exchange Agent) for soliciting tenders of the Notes pursuant to the Exchange Offer. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

     Additional copies of the enclosed materials may be obtained by contacting the Exchange Agent as provided in the enclosed Letter of Transmittal.

                                      Very truly yours,


                                      Harris Trust and Savings Bank


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER NOT CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.